SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934.



                               June 30, 1996
               Date of Report (Date of earliest event reported)


                           Cyclo3pss Corporation
            (Exact name of Registrant as specified in its charter)


      Delaware                   0-22720                    87-0455642
      State of              Commission File No.            IRS Employer
    Incorporation                                       Identification No.


                          3646 West 2100 South
                        Salt Lake City, UT 84120
                (Address of principal executive offices)

                             (801) 972-9092
                     (Registrant's telephone number)

[PAGE]

Item 5.  Other Events

    At May 31, 1996, the Registrant had capital and surplus ("Stockholders' Equity") of $628,832. Subsequent to May 31, 1996 but prior to July 1, 1996, the Registrant raised $1,400,000 in additional capital from the sale of its equity securities. At June 30, 1996, the Registrant's Stockholders' Equity was $1,453,764. Set forth below is an Unaudited, Condensed Consolidated Balance Sheet of the Registrant at June 30, 1996.

                                                 (Unaudited)

                                                   June 30
                                                    1996
Assets:                                            -------

 Current Assets                                  $1,509,692

Property and Equipment, net                         523,090

Other Assets                                      1,244,835
                                                  ---------
  Total Assets:                                   3,277,617
                                                  =========
Liabilities and Stockholders' Equity:

Current Liabilities                                $481,597

Long Term Debt and Capital Lease Obligations      1,342,256

Stockholders' Equity                              1,453,764
                                                  ---------
  Total Liabilities and Stockholders' Equity     $3,277,617
                                                 ==========
[PAGE]
                                        SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Cyclo3pss Corporation

Date: August 6, 1996

                              By:/s/John M.  Williams
                              _____________________________________________
                              John Williams
                              Chief Executive Officer



                             SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Cyclo3pss Corporation

Date: August 6, 1996

                              By: /s/ William Stoddard
                                  _________________________________________
                                  William Stoddard
                                  President